NUVEEN SELECT TAX-FREE INCOME PORTFOLIO N-14

Exhibit (16)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY D. FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 10th day of July 2025.

/s/ Joseph A. Boateng
Joseph A. Boateng

Exhibit (16)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY D. FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 10th day of July 2025.

/s/ Michael A. Forrester
Michael A. Forrester

Exhibit (16)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY D. FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 10th day of July 2025.

/s/ Thomas J. Kenny
Thomas J. Kenny

Exhibit (16)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY D. FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set her hand this 10th day of July 2025.

/s/ Amy B.R. Lancellotta
Amy B.R. Lancellotta

Exhibit (16)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY D. FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set her hand this 10th day of July 2025.

/s/ Joanne T. Medero
Joanne T. Medero

Exhibit (16)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY D. FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 10th day of July 2025.

/s/ Albin F. Moschner
Albin F. Moschner

Exhibit (16)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY D. FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 10th day of July 2025.

/s/ John K. Nelson
John K. Nelson

Exhibit (16)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY D. FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 10th day of July 2025.

/s/ Loren M. Starr
Loren M. Starr

Exhibit (16)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY D. FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 10th day of July 2025.

/s/ Matthew Thornton III
Matthew Thornton III

Exhibit (16)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY D. FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 10th day of July 2025.

/s/ Terence J. Toth
Terence J. Toth

Exhibit (16)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY D. FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set her hand this 10th day of July 2025.

/s/ Margaret L. Wolff
Margaret L. Wolff

Exhibit (16)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY D. FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 10th day of July 2025.

/s/ Robert L. Young
Robert L. Young